UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 5, 2015

FULL CIRCLE CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	814-00809	27-2411476
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation)

102 Greenwich Avenue, 2nd Floor

Greenwich, CT 06830

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (203) 900-2100

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On August 5, 2015, Full Circle Capital Corporation (the “Company”) issued a press release announcing that the Company’s Board of Directors today declared monthly distributions of $0.035 as follows:

Record Date	Payment Date	Per Share Amount
October 30, 2015	November 13, 2015	$0.035
November 30, 2015	December 15, 2015	$0.035
December 31, 2015	January 15, 2016	$0.035

The text of the press release is included as an exhibit to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release dated August 5, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	August 5, 2015	FULL CIRCLE CAPITAL CORPORATION

		By:	/s/ Gregg J. Felton
Gregg J. Felton
Chief Executive Officer and President